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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                      INTERNATIONAL SHIPHOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

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
              Delaware                                 2-63322                              36-2989662
    (State or other jurisdiction              (Commission File Number)          (IRS Employer Identification No.)
          of incorporation)
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                650 Poydras Street, New Orleans, Louisiana 70130
               (Address of principal executive offices) (Zip Code)


                                 (504) 529-5461
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 6, 2005, we completed the public offering of $40.0 million of our 6.0% Convertible Exchangeable Preferred Stock pursuant to the terms of an underwriting agreement, dated December 29, 2004, by and between us and Ferris, Baker Watts, Incorporated, as underwriter. Pursuant to the underwriting agreement, the underwriter has the option, exercisable at any time on or before January 28, 2005, to purchase up to an additional $4.0 million of the preferred stock to cover over-allotments, if any.

         The preferred stock is governed by the terms of a certificate of designations dated, and filed with the Delaware Secretary of State on, January 5, 2005. The certificate of designations amends our restated certificate of incorporation effective January 5, 2005 and provides that the preferred stock will rank senior to our common stock with respect to dividend rights and rights upon our liquidation, winding up or dissolution. The preferred stock, which has a liquidation preference of $50 per share, will accrue cumulative cash dividends from the date of issuance at the annual rate of 6.0% of the liquidation preference of the preferred stock, payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning March 31, 2005.

         The preferred stock is convertible, at the option of the holder at any time, into a number of shares of our common stock determined by dividing the $50 liquidation preference of the preferred stock by the initial conversion price of $20.00 per share. The initial conversion price, which is subject to adjustment upon the occurrence of certain events, represents an initial conversion rate of
2.50 shares of our common stock for each share of the preferred stock. The preferred stock has no maturity date and no voting rights prior to conversion into shares of our common stock, except in limited circumstances.

         We may elect to redeem the preferred stock, in whole or in part, for cash at any time on or after December 31, 2006, provided that prior to December 31, 2007, we may elect to redeem the preferred stock only if the closing price of our common stock exceeds 150% of the conversion price of the preferred stock for at least 20 trading days during any 30-day trading period ending within five trading days prior to notice of redemption. In addition, upon a change in control, we may elect to redeem the preferred stock, in whole but not in part, for cash and, to the extent we do not redeem all of the outstanding shares of the preferred stock pursuant to our change in control redemption option, holders of the preferred stock may, upon a change in control, require us to redeem for cash all or any part of their shares of the preferred stock at the liquidation preference of the preferred stock, plus any accrued and unpaid dividends to, but not including, the date of redemption. Holders of the preferred stock will have no other right to require us to redeem the preferred stock.

         At our option, we may exchange the preferred stock, in whole but not in part, on any dividend payment date beginning on March 31, 2006 and prior to December 31, 2014, for our 6.0% Convertible Subordinated Notes due 2014. If we elect to exchange the preferred stock for the notes, the exchange rate will be $50 principal amount of the notes for each share of the preferred stock. The notes, if issued, will (i) mature on December 31, 2014, (ii) have no voting rights prior to conversion into shares of our common stock, (iii) have terms substantially similar
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to those of the preferred stock and (iv) be governed by the terms of an indenture, dated January 6, 2005, by and between us and The Bank of New York, as trustee.

         Copies of the underwriting agreement, the certificate of designations governing the preferred stock and the indenture governing the notes are attached hereto as exhibits and are incorporated herein by reference in their entirety (see exhibits 1.1, 3.1 and 4.1).

         On January 6, 2005, we issued a press release announcing the completion of the public offering of the preferred stock (see exhibit 99.1).

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

            (a), (b)  See Item 1.01 which is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

            (a)  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits.

             1.1 Underwriting Agreement, dated December 29, 2004, by and between International Shipholding Corporation and Ferris, Baker Watts, Incorporated

             3.1 Certificate of Designations of the 6.0% Convertible Exchangeable Preferred Stock of International Shipholding Corporation dated, and filed with the Delaware Secretary of State on, January 5, 2005

             4.1 Indenture, dated as of January 6, 2005, by and between International Shipholding Corporation and The Bank of New York, as trustee, with respect to the 6.0% Convertible Subordinated Notes due 2014

             99.1 Press release, dated January 6, 2005, titled "International Shipholding Corporation Completes Public Offering of $40.0 Million of 6% Convertible Exchangeable Preferred Stock"
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNATIONAL SHIPHOLDING CORPORATION


                                      By:       /s/ Gary L. Ferguson
                                         ---------------------------------------
                                                    Gary L. Ferguson
                                      Vice President and Chief Financial Officer

Date: January 7, 2005


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                                  EXHIBIT INDEX

      1.1 Underwriting Agreement, dated December 29, 2004, by and between International Shipholding Corporation and Ferris, Baker Watts, Incorporated

      3.1 Certificate of Designations of the 6.0% Convertible Exchangeable Preferred Stock of International Shipholding Corporation dated, and filed with the Delaware Secretary of State on, January 5, 2005

      4.1 Indenture, dated as of January 6, 2005, by and between International Shipholding Corporation and The Bank of New York, as trustee, with respect to the 6.0% Convertible Subordinated Notes due 2014

      99.1 Press release, dated January 6, 2005, titled "International Shipholding Corporation Completes Public Offering of $40.0 Million of 6% Convertible Exchangeable Preferred Stock"